[PHOTO OF FLAGS OMITTED]


                        GABELLI INTERNATIONAL GROWTH FUND
                    THIRD QUARTER REPORT - SEPTEMBER 30, 2001

                          [PHOTO OF FOUR STARS OMITTED]

   MORNINGSTAR RATED[TM] GABELLI INTERNATIONAL GROWTH FUND 4 STARS OVERALL AND FOR THE FIVE-YEAR PERIOD ENDED 09/30/01 AMONG 845 INTERNATIONAL EQUITY FUNDS.
    THE FUND WAS RATED 3 STARS FOR THE THREE-YEAR PERIOD ENDED 09/30/01 AMONG
                        1305 INTERNATIONAL EQUITY FUNDS.


                                                 [PHOTO OF CAESAR BRYAN OMITTED]
                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      We would like to offer our condolences to all those who suffered loss following the terrorist attacks on September 11, and to thank the many who have helped, assisted, and contributed to the relief effort since then. And we wish the best of luck to those who are working hard to make sure we all feel secure.

      Even prior to the events on September 11, global equity markets were experiencing a torrid time. In July, the Morgan Stanley Capital International ("MSCI") World Index fell by 1.3%, and in August by a further 4.8%. Then on September 11 the world changed. Equity investors' reaction to an unexpected shock is usually to sell first and then ask questions. Heightened uncertainty raises the equity risk premium. In September, the MSCI World Index contracted by 9.3%, and for the quarter it fell 15.1%. Stripping out the U.S., international markets declined by 14.3%.

      At the moment, it's hard to believe that the Nasdaq index rose by 17.5% during the second quarter. In the three months ended September 30, 2001, it declined by 30.6% in the face of continuing poor economic and corporate news.

      No developed equity market posted a positive return in the third quarter. Some, such as Austria, Belgium and Switzerland, proved to be more defensive largely due to their constituent companies. The worst European market was Germany, which declined by 23.5%. Economic growth forecasts keep being reduced in Europe's largest economy, and many of Germany's largest quoted companies such as Daimler Chrysler and Siemens happen to be economically sensitive. The United Kingdom declined by 10.4% and Japan by

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 9/30/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics. Morningstar Rating is for Class AAA shares only; other classes may have different performance characteristics.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                           QUARTER
                                         -------------------------------------
                                          1ST        2ND       3RD       4TH      YEAR
                                          ---        ---       ---       ---      ----
  2001:   Net Asset Value                $15.20    $15.57    $13.14       --        --
          Total Return                    (16.9)%    2.4%    (15.6)%      --        --
------------------------------------------------------------------------------------------
  2000:   Net Asset Value                $24.34    $21.45    $20.07    $18.29    $18.29
          Total Return                     6.7%    (11.9)%    (6.4)%    (5.1)%   (16.5)%
------------------------------------------------------------------------------------------
  1999:   Net Asset Value                $15.94    $16.38    $17.40    $22.82    $22.82
          Total Return                     2.0%      2.8%      6.2%     36.9%     52.4%
------------------------------------------------------------------------------------------
  1998:   Net Asset Value                $17.03    $17.58    $14.74    $15.63    $15.63
          Total Return                    18.3%      3.2%    (16.2)%    14.7%     17.4%
------------------------------------------------------------------------------------------
  1997:   Net Asset Value                $13.51    $14.67    $15.31    $14.40    $14.40
          Total Return                     0.7%      8.6%      4.4%     (5.9)%     7.3%
------------------------------------------------------------------------------------------
  1996:   Net Asset Value                $11.71    $12.55    $12.53    $13.42    $13.42
          Total Return                     6.6%      7.2%     (0.2)%     7.1%     22.2%
------------------------------------------------------------------------------------------
  1995:   Net Asset Value                   --        --     $10.57    $10.98    $10.98
          Total Return                      --        --       5.7%(b)   3.9%      9.8%(b)
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Average Annual Returns (Class AAA Shares)
                    -----------------------------------------
                             September 30, 2001 (a)

            1 Year ........................................ (31.79)%
            5 Year ........................................   4.29%
            Life of Fund (b) ..............................   7.20%
--------------------------------------------------------------------------------

                                DIVIDEND HISTORY
--------------------------------------------------------------------------------
      PAYMENT (EX) DATE          RATE PER SHARE          REINVESTMENT PRICE
      -----------------          --------------          ------------------
      December 27, 2000              $0.754                    $18.00
      December 27, 1999              $0.970                    $22.06
      December 28, 1998              $1.260                    $15.49

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAAShares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on September 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

17.7%. The dollar weakened against both the yen and the Euro. And, as one would expect in periods of greater uncertainty, emerging markets suffered badly, falling by more than 20% during the quarter.

MULTI-CLASS SHARES

      Gabelli International Growth Fund, Inc. (the "Fund") began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The Board of Trustees determined that expanding the types of fund shares available through various distribution options will enhance the ability of the Funds to attract additional investors.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, the Fund's net asset value declined 15.61%. The MSCI EAFE Index of international markets and the Lipper International Fund Average declined 13.95% and 15.70%, respectively, over the same period. The MSCI EAFE Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund fell 31.79% over the trailing twelve-month period. The MSCI EAFE Index of international markets and Lipper International Fund Average declined 28.27% and 30.95%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's total return averaged 1.59%, versus average annual declines of 0.87% and 0.12% for the MSCI EAFE Index and the Lipper International Fund Average, respectively, over the same period. For the five-year period ended September 30, 2001, the Fund returned 4.29% annually, versus average annual returns of 0.14% and 1.03% for the MSCI EAFE Index and the Lipper International Fund Average, respectively. Since inception on June 30, 1995 through September 30, 2001, the Fund had a cumulative total return of 54.55%, which equates to an average annual total return of 7.20%.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                                   HOLDINGS BY
                           GEOGRAPHIC REGION - 9/30/01

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
UNITED KINGDOM  25.9%
OTHER EUROPE    23.6%
JAPAN           18.0%
SWITZERLAND     15.8%
FRANCE          11.3%
AUSTRALIA        2.8%
HONG KONG        1.9%
SOUTH AFRICA     0.7%

COMMENTARY

      The first sentence of our previous shareholder letter read: "We are in the middle of an economic slowdown." So what has changed? In the period between our previous letter and the September attack, growth rates in most of the world's leading economies deteriorated, but most policy makers, with the exception of the U.S. Federal Reserve Board ("Fed"), were unable or unwilling to take significant action.

But it seems the September attack has changed many things, including the willingness of monetary authorities and governments to initiate more stimulative policies.

      Clearly the economic impact of the September attack will slow activity. Companies will be more cautious in deciding to undertake capital expenditures and consumers will be less likely to spend. People will also be less likely to fly, and this has an adverse effect on the leisure and tourism industries, among others. To counter this, the Fed has reduced short-term interest rates by a full one hundred basis points to 2.50%. This is an extremely low level by historical standards. The European Central Bank ("ECB") has also reduced rates, but only by 50 basis points. This year the Fed has reduced short-term interest rates by 400 basis points and the European Central Bank by only 100 basis points. Deficit spending is no longer quite such a policy non-starter. In Europe, there are debates about lifting the strict limits imposed on the levels of government debt, in order to give economies a booster shot.

      Clearly, one effect of the attack will be to deepen the economic slowdown. Hopefully, the effect of the policy responses will be to shorten the slowdown in terms of time. In the positive ledger, we have more aggressive monetary easing and increased government spending. On the negative side, the consumer - for so long the stalwart of the economy - continues to retrench. Personal balance sheets have become stretched and the savings rate is likely to rise. Newspaper headlines reporting further job cuts does not build confidence.

      The slowdown in corporate capital expenditures has hit corporate profits hard. Equity markets were at lofty valuations and have been hurt by the unexpected and dramatic slowdown in earnings. However, looking forward, corporate profit comparisons should become easier. Declining inflation and extra slack in the work force will help keep costs under control. Furthermore, the decline in the price of oil will act as a tax cut and help businesses and consumers alike.

      We became considerably more defensive in the second half of last year. Our exposure to the technology sector is low and largely limited to the Japanese market. Also, we have a very limited exposure to the commodity and industrial sectors. Many stocks in these sectors have suffered a collapse in profitability and have been punished by the market. However, we do have a number of holdings in economically sensitive sectors such as broadcasting, entertainment and other consumer cyclical sectors. For the most part, these stocks have not performed well. For example, RTL Group, Europe's largest broadcaster, halved in price during the quarter. NRJ, a French radio broadcaster, Compagnie Financiere Richemont, the owner of Cartier and other luxury brands, and News Corp, the media giant, all declined by more than 20%. However, these companies have excellent brands and properties, and we expect them to recover in a better economic climate.

INVESTMENT SCORECARD

      There was little to cheer about in terms of individual stock performance during the quarter. Our best performer was Novartis, the Swiss based pharmaceutical giant, which appreciated by 12.9% and is a large holding in the portfolio. Novartis had a potentially important medicine approved by the Food and Drug Administration (FDA) during the quarter. About 20% of the portfolio is invested in pharmaceutical companies. Other portfolio holdings in this sector, including Roche Holdings and GlaxoSmithKline, also eked out small gains. Our second best performer was Altadis, the Spanish-French tobacco company, which rose 11.8% during the quarter. This company has disappointed in the past, but has excellent growth potential both from cost cutting and revenue gains. Management is now beginning to deliver. We have about 8% of the portfolio in consumer staple companies. Clearly this has been a good place to invest, and our other holdings in this sector such as Diageo, Interbrew and Parmalat have held their value during this difficult market. After consumer discretionary, services, and pharmaceuticals, the Fund's largest sector weighting is financial services at about 20%. Our largest financial holding is Swiss Reinsurance, which is expected to benefit from firmer pricing in reinsurance markets. The company also has an excellent life reinsurance business that grows consistently.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2001.

ASTRAZENECA PLC (AZN.L - $46.57 - LONDON STOCK EXCHANGE; AZN.SS - $45.84 - STOCKHOLM STOCK EXCHANGE; AZN - $46.70 - NYSE) is a leading global pharmaceutical company. The merger of London-based Zeneca and Swedish-based Astra created the current organization. Astra is best known for its highly successful ulcer medicine commonly known as Losec which is losing its patent protection. We believe AstraZeneca will be successful in defending its franchise in the gastrointestinal segment with the support of its strong research and development effort. The company also has strong position in the cardiovascular, oncology and respiratory treatment areas.

BANK OF IRELAND (BKIR.I - $7.88 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The Bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional Bank in the European context, with a dominant presence in the Irish savings market.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $1,887.39 - VIRT-X STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers. The company exercises tight control over the distribution of its products, is expanding its retail outlets and is benefiting from the trend towards consumers buying branded jewelry products.

CRH PLC (CRH.L - $14.51 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

DIAGEO PLC (DGE.LN - $10.35 - LONDON STOCK EXCHANGE) is one of the world's leading consumer goods companies with operations in food, alcoholic beverages and fast food restaurants. It was formed in December 1997 through the merger of GrandMet and Guinness. Diageo owns Burger King restaurants and markets food products under the Pillsbury, Haagen Dazs and Green Giant brand names. The company's drink brands include Smirnoff, Johnnie Walker, J&B, Gordon's, Malibu, Baileys, Guinness and Tanqueray. The company recently agreed to acquire Seagram's drinks businesses, and in the future will focus its attention on its beverage activities. The company plans to divest Burger King and has agreed to merge Pillsbury into a larger food company.

GLAXOSMITHKLINE PLC (GSK.L - $27.98 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring three significant medicines to the market per year from the year 2000 onwards. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed on December 27, 2000.

HBOS PLC (HBOS.L - $10.79 - LONDON STOCK EXCHANGE) was created in September 2001, as the result of a merger of Bank of Scotland and Halifax. HBOS is a diversified financial services company that provides retail services, corporate banking and business banking. They are a major and distinctive competitor in the UK financial services market. The Bank of Scotland was one of Europe's most efficient banks with a cost income ratio of 45.6% last year. We believe these efficiencies will be transferred to HBOS following the merger.

NOVARTIS AG (NOVN.S - $39.03 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business. This has included increasing the company's marketing skills ahead of a number of important product introductions. Novartis has a considerable amount of net cash which can be used for acquisitions and stock buy backs.

SANOFI-SYNTHELABO SA (SASY.PA - $65.12 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

SWISS RE (RUKN.S - $98.36 - VIRT-X STOCK EXCHANGE) is one of the world's largest reinsurance companies with gross premium income in excess of $15 billion in 2000. The life business contributes 30% of total premium income following Swiss Re's acquisition of U.S.-based Life Re Corp. in 1999. Life insurance is a growth market and reinsurance companies actually benefit from consolidation in the life insurance sector. The company expects an improvement in the non-life result following promising signs during the past business renewal. Swiss Re has a consistent track record of earnings growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                          WHO                WHEN
                          ---                ----
      Special Chats:      Mario J. Gabelli   First Monday of each month
                          Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          NOVEMBER           DECEMBER           JANUARY
                          --------           --------           -------
      1st Wednesday       Lynda Calkin       Caesar Bryan       Walter Walsh
      2nd Wednesday       Walter Walsh       Ivan Arteaga       Lynda Calkin
      3rd Wednesday       Laura Linehan      Tim O'Brien        Tim O'Brien
      4th Wednesday       Barbara Marcin     Barbara Marcin     Caesar Bryan
      5th Wednesday                                             Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Looking ahead, we do expect a recovery in corporate earnings during 2002, and markets are likely to discount this by a few months. We have concentrated the portfolio on companies that have solid market positions and the ability to generate free cash flow.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                                 Sincerely,
                                                 /S/ CAESAR BRYAN
                                                 CAESAR BRYAN
                                                 President and Portfolio Manager

October 30, 2001


--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2001

    Novartis AG                            Compagnie Financiere Richemont AG
    GlaxoSmithKline plc                    CRH plc
    AstraZeneca plc                        Bank of Ireland
    Diageo plc                             Sanofi-Synthelabo SA
    Swiss Re                               HBOS plc

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS -- SEPTEMBER 30, 2001 (A)
                -----------------------------------------------
                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                --------------  --------------  --------------
  1 Year .......................   (31.72)%        (32.18)%         (32.15)%
                                   (35.66)%(c)     (35.56)%(d)      (32.82)%(d)
  5 Year .......................      4.32%           4.17%            4.17%
                                      3.10%(c)        3.90%(d)         4.17%(d)
  Life of Fund(b) ..............      7.23%           7.11%            7.11%
                                      6.22%(c)        7.11%(d)         7.11%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) Performance is calculated from inception of Class AAA Shares on June 30, 1995. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on July 25,2001, January 17, 2001 and December 17, 2001. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  MARKET
  SHARES                                                          VALUE
  ------                                                          -----
              COMMON STOCKS -- 99.2%
              AEROSPACE -- 1.4%
    125,000   BAE Systems plc ........................         $   608,089
                                                               -----------
              BROADCASTING -- 2.3%
     13,000   Nippon Broadcasting System Inc. ........             407,034
     25,575   NRJ Groupe+ ............................             297,665
     10,000   RTL Group ..............................             273,214
                                                               -----------
                                                                   977,913
                                                               -----------
              BUILDING AND CONSTRUCTION -- 3.0%
     88,750   CRH plc ................................           1,287,531
                                                               -----------
              BUSINESS SERVICES -- 4.4%
      6,833   Reuters Group plc, ADR .................             357,024
     12,000   Secom Co. Ltd. .........................             622,616
     20,000   Vivendi Universal SA ...................             927,473
                                                               -----------
                                                                 1,907,113
                                                               -----------
              COMPUTER SOFTWARE AND SERVICES -- 1.8%
     16,000   Capcom Co. Ltd. ........................             330,395
      2,300   Obic Co. Ltd. ..........................             426,484
                                                               -----------
                                                                   756,879
                                                               -----------
              CONSUMER PRODUCTS -- 11.6%
     62,000   Altadis SA .............................             988,124
     18,000   Christian Dior SA ......................             431,951
        760   Compagnie Financiere Richemont AG, Cl. A           1,434,415
      7,500   Nintendo Co. Ltd. ......................           1,082,810
     30,000   Shimano Inc. ...........................             377,990
     10,000   Swatch Group AG+ .......................             723,777
                                                               -----------
                                                                 5,039,067
                                                               -----------
              EDUCATIONAL SERVICES -- 0.9%
     12,400   Benesse Corp. ..........................             379,921
                                                               -----------
              ELECTRONICS -- 2.9%
     35,000   Fujitsu Ltd. ...........................             295,642
     20,000   Philips Electronics NV .................             387,964
      6,000   Rohm Co. Ltd. ..........................             584,236
                                                               -----------
                                                                 1,267,842
                                                               -----------
              ENERGY AND UTILITIES -- 4.9%
    120,000   BP plc .................................             980,673
      3,000   BP plc, ADR ............................             147,510
      7,444   Total Fina Elf SA ......................           1,006,197
                                                               -----------
                                                                 2,134,380
                                                               -----------
              ENTERTAINMENT -- 1.6%
    161,000   Publishing & Broadcasting Ltd. .........             688,866
                                                               -----------
              EQUIPMENT AND SUPPLIES -- 1.8%
     24,000   Olympus Optical Co. Ltd. ...............             337,446
     44,000   THK Co. Ltd. ...........................             443,213
                                                               -----------
                                                                   780,659
                                                               -----------

                                                                  MARKET
  SHARES                                                          VALUE
  ------                                                          -----

              FINANCIAL SERVICES -- 7.2%
     14,000   Invik & Co. AB, Cl. B ..................         $   524,940
    100,000   Irish Life & Permanent plc, London .....             984,700
      6,000   Jafco Co. Ltd. .........................             329,892
    145,000   Nikko Securities Co. Ltd. ..............             774,134
     50,000   Prudential plc .........................             514,065
                                                               -----------
                                                                 3,127,731
                                                               -----------
              FINANCIAL SERVICES: BANKS -- 5.7%
    160,006   Bank of Ireland ........................           1,260,286
    110,000   HBOS plc ...............................           1,186,637
                                                               -----------
                                                                 2,446,923
                                                               -----------
              FINANCIAL SERVICES: INSURANCE -- 8.4%
     20,000   Aegon NV ...............................             522,265
      3,300   Allianz AG .............................             759,386
    126,000   Friends Provident plc+ .................             357,402
     45,000   RAS SpA ................................             540,964
     15,000   Swiss Re+ ..............................           1,475,392
                                                               -----------
                                                                 3,655,409
                                                               -----------
              FOOD AND BEVERAGE -- 8.3%
    134,525   Compass Group plc+ .....................             938,142
    145,000   Diageo plc .............................           1,500,187
     29,600   Interbrew SA+ ..........................             752,104
    149,000   Parmalat Finanziaria SpA ...............             392,162
                                                               -----------
                                                                 3,582,595
                                                               -----------
              HEALTH CARE -- 23.1%
      4,000   AstraZeneca plc, ADR ...................             186,800
     20,500   AstraZeneca plc, London ................             954,688
     14,126   AstraZeneca plc, Stockholm .............             647,515
     13,000   Aventis SA .............................             976,667
     75,140   GlaxoSmithKline plc+ ...................           2,102,564
     54,000   Novartis AG ............................           2,107,634
     16,000   Roche Holding AG .......................           1,107,128
     19,000   Sanofi-Synthelabo SA ...................           1,237,204
     15,000   Takeda Chemical Industries Ltd. ........             692,521
                                                               -----------
                                                                10,012,721
                                                               -----------
              METALS AND MINING -- 0.6%
     37,500   Harmony Gold Mining Co. Ltd. ...........             199,542
     15,000   Harmony Gold Mining Co. Ltd., ADR ......              79,650
                                                               -----------
                                                                   279,192
                                                               -----------
              PUBLISHING -- 2.0%
    243,146   Independent News & Media plc, Dublin ...             363,156
     82,037   News Corp. Ltd. ........................             495,130
                                                               -----------
                                                                   858,286
                                                               -----------
              REAL ESTATE -- 1.9%
    103,000   Cheung Kong (Holdings) Ltd. ............             836,856
                                                               -----------

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  MARKET
  SHARES                                                          VALUE
  ------                                                          -----
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS -- 3.7%
     45,000   Cable & Wireless plc ...................         $   193,112
        235   Japan Telecom Co. Ltd. .................             721,560
    115,000   Telecom Italia SpA .....................             488,051
      6,302   Telefonica SA, ADR .....................             213,953
                                                               -----------
                                                                 1,616,676
                                                               -----------
              TRANSPORTATION -- 0.5%
     15,637   Tsakos Energy Navigation Ltd.+ .........             211,560
                                                               -----------
              WIRELESS COMMUNICATIONS -- 1.2%
    196,376   Vodafone Group plc .....................             430,035
      4,575   Vodafone Group plc, ADR ................             100,467
                                                               -----------
                                                                   530,502
                                                               -----------
              TOTAL COMMON STOCKS ....................          42,986,711
                                                               -----------
              PREFERRED STOCKS -- 0.5%
              BROADCASTING -- 0.5%
     45,000   ProSieben Sat.1 Media AG, Pfd. .........             211,058
                                                               -----------
              WARRANTS -- 0.0%
              METALS AND MINING -- 0.0%
      5,000   Harmony Gold Mining Co. Ltd., ADR,
                expires 06/29/03 .....................               9,500
                                                               -----------
              TOTAL INVESTMENTS -- 99.7%
                (Cost $53,408,688) ...................           4,207,269
              OTHER ASSETS AND LIABILITIES (NET) -- 0.3%           109,992
                                                               -----------
              NET ASSETS -- 100.0% ...................         $43,317,261
                                                               ===========
------------------------
+     Non-incoming producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.


                                % OF MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION         VALUE         VALUE
--------------------------      -----------   -----------
Europe ........................    76.6%      $33,091,832
South Africa ..................     0.7%          288,691
Asia/Pacific Rim ..............     4.7%        2,020,851
Japan .........................    18.0%        7,805,895
                                  ------      -----------
                                  100.0%      $43,207,269
                                  ======      ===========

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The Fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current
   income and capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL  RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. DISTRIBUTED BY GABELLI &
                                 COMPANY, INC.

                             VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI

        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                 BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
INVESTMENT OFFICER              LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

           OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                    Bruce N. Alpert
PRESIDENT AND                   VICE PRESIDENT
PORTFOLIO MANAGER               AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB009Q301SR

                                        [PHOTO OF MARIO J. GABELLI, CFA OMITTED]

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001